Exhibit 99.1

Pro Forma Condensed Consolidated Financial Statements

     The accompanying unaudited pro forma condensed consolidated financial information of the Company is based on and should be read in conjunction with the historical consolidated financial statements and notes thereto appearing in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2004 and the unaudited consolidated financial statements filed in the Company’s Quarterly Report on Form 10-Q for the 26 weeks ended July 31, 2004. Because GameStop has not previously been presented as a discontinued operation in the Company’s financial statements included with prior filings, the accompanying Pro Forma Condensed Consolidated Balance Sheet as of July 31, 2004 and the Pro Forma Condensed Consolidated Statements of Operations for the 26 weeks ended July 31, 2004 and August 2, 2003, and the 52 weeks ended January 31, 2004, February 1, 2003 and February 2, 2002 reflect adjustments to present GameStop as a discontinued operation. These adjustments are included in the column “Adjustments to Reflect Discontinued Operations”. In addition, the Pro Forma Condensed Consolidated Balance Sheet as of July 31, 2004 reflects adjustments to present the Stock Sale and the Spin-Off as though they occurred on that date, and the Pro Forma Condensed Consolidated Statements of Operations for the 26 weeks ended July 31, 2004 and August 2, 2003, and the 52 weeks ended January 31, 2004 reflect adjustments to present the Stock Sale and the Spin-Off as though they occurred as of February 2, 2003. These adjustments are included in the column “Adjustments to Reflect Stock Sale” or the column “Adjustments to Reflect Spin-off”, as applicable.

     The accompanying unaudited pro forma condensed consolidated financial information includes all material adjustments necessary to reflect, on a pro forma basis, GameStop as a discontinued operation, and the impact of the Stock Sale and the Spin-Off, and have been presented for illustrative purposes only. They are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

BARNES & NOBLE, INC. AND SUBSIDIARIES
Pro Forma Condensed Consolidated Balance Sheets
As of July 31, 2004
(thousands of dollars, except per share data)
(unaudited)

		Adjustments to				Adjustments to
		Reflect Discontinued	Adjustments to			Reflect Spin-Off
	Historical	Operations (A)	Reflect Stock Sale			(D)	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$182,607	(159,747)	25,100	(B	)	—	$47,960
Receivables, net	71,022	(6,564)	37,500	(B	)	—	101,958
Merchandise inventories	1,512,242	(184,059)	—			—	1,328,183
Prepaid expenses and other current assets	129,445	(22,245)	—			—	107,200
Current assets of discontinued operations	—	372,615	(37,500)	(B	)	(335,115)	—

Total current assets	1,895,316	—	25,100			(335,115)	1,585,301

Property and equipment:
Land and land improvements	5,247	(2,000)	—			—	3,247
Buildings and leasehold improvements	545,476	(79,285)	—			—	466,191
Fixtures and equipment	1,204,692	(162,761)	—			—	1,041,931

	1,755,415	(244,046)	—			—	1,511,369
Less accumulated depreciation and amortization	1,064,720	(110,535)	—			—	954,185

Net property and equipment	690,695	(133,511)	—			—	557,184

Goodwill	597,867	(338,859)	—			—	259,008
Intangible assets, net	100,663	—	—			—	100,663
Other noncurrent assets	69,529	(1,698)	36,520	(B	)	—	104,351
Noncurrent assets of discontinued operations	—	474,068	—			(474,068)	—

Total assets	$3,354,070	—	61,620			(809,183)	$2,606,507

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$790,931	(143,022)	—			—	$647,909
Accrued liabilities	502,554	(73,460)	23,196	(C	)	—	452,290
Current liabilities of discontinued operations	—	216,482	37,500	(B	)	(253,982)	—

Total current liabilities	1,293,485	—	60,696			(253,982)	1,100,199

Long-term debt	257,400	—	(12,400)	(B	)	—	245,000
Deferred income taxes	169,879	(82,313)	12,791	(C	)	—	100,357
Other long-term liabilities	108,352	(3,319)	—			—	105,033
Noncurrent liabilities of discontinued operations	—	85,632	36,520	(B	)
			(21,544)	(C	)	(100,608)	—
Minority interest	208,820	(205,226)	—			—	3,594
Minority interest in discontinued operations	—	205,226	—			(205,226)	—
Shareholders’ equity:
Common stock; $.001 par value; 300,000,000 shares authorized; 78,302,017 shares issued	78	—	—			—	78
Additional paid-in capital	958,627	—	—			—	958,627
Accumulated other comprehensive loss	(8,872)	—	—			(125)	(8,997)
Retained earnings	562,324	—	(14,443)	(C	)	(249,242)	298,639
Treasury stock, at cost, 9,007,700 shares	(196,023)	—	—			—	(196,023)

Total shareholders’ equity	1,316,134	—	(14,443)			(249,367)	1,052,324

Commitments and contingencies	—	—	—			—	—

Total liabilities and shareholders’ equity	$3,354,070	—	61,620			(809,183)	$2,606,507

BARNES & NOBLE, INC. AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statements of Operations
26 weeks ended July 31, 2004
(thousands of dollars, except per share data)
(unaudited)

		Adjustments to
		Reflect Discontinued	Adjustments to
	Historical	Operations	Reflect Stock Sale			Pro Forma
Sales	$2,875,875	(717,329)	—			$2,158,546
Cost of sales and occupancy	2,097,552	(553,499)	—			1,544,053

Gross profit	778,323	(163,830)	—			614,493

Selling and administrative expenses	619,000	(121,946)	—			497,054
Depreciation and amortization	90,718	(16,841)	—			73,877
Pre-opening expenses	5,253	(1,726)	—			3,527

Operating profit	63,352	(23,317)	—			40,035
Interest income (expense), net	(7,856)	347	670	(E	)	(7,533)
Debt redemption charge	(14,582)	—	—			(14,582)

Income before taxes and minority interest	40,914	(23,664)	670			17,920
Income taxes	16,342	(9,312)	273	(F	)	7,303

Income before minority interest	24,572	(14,352)	397			10,617
Minority interest	(4,219)	5,253	—			1,034

Income from continuing operations	$20,353	(9,099)	397			$11,651

Income from continuing operations per common share:
Basic	$0.30					$0.17
Diluted	$0.28					$0.16
Weighted average common shares outstanding
Basic	68,369,000					68,369,000
Diluted	70,884,000					70,884,000

BARNES & NOBLE, INC. AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statements of Operations
26 weeks ended August 2, 2003
(thousands of dollars, except per share data)
(unaudited)

		Adjustments to
		Reflect Discontinued	Adjustments to
	Historical	Operations	Reflect Stock Sale			Pro Forma
Sales	$2,468,848	(627,415)	—			$1,841,433
Cost of sales and occupancy	1,831,230	(493,812)	—			1,337,418

Gross profit	637,618	(133,603)	—			504,015

Selling and administrative expenses	509,857	(97,512)	—			412,345
Depreciation and amortization	78,286	(13,089)	—			65,197
Pre-opening expenses	3,960	(1,487)	—			2,473

Operating profit	45,515	(21,515)	—			24,000
Interest income (expense), net	(9,353)	586	1,617	(E	)	(8,322)
Equity in net loss of Barnes & Noble.com	(10,376)	—	—			(10,376)

Income before taxes and minority interest	25,786	(22,101)	1,617			5,302
Income taxes	10,379	(8,907)	651	(F	)	2,123

Income before minority interest	15,407	(13,194)	966			3,179
Minority interest	(3,770)	4,833	—			1,063

Income from continuing operations	$11,637	(8,361)	966			$4,242

Income from continuing operations per common share:
Basic	$0.18					$0.07
Diluted	$0.17					$0.06
Weighted average common shares outstanding
Basic	64,859,000					64,859,000
Diluted	66,260,000					66,260,000

BARNES & NOBLE, INC. AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statements of Operations
52 weeks ended January 31, 2004
(thousands of dollars, except per share data)
(unaudited)

		Adjustments to
		Reflect Discontinued	Adjustments to
	Historical	Operations	Reflect Stock Sale			Pro Forma
Sales	$5,951,015	(1,578,838)	—			$4,372,177
Cost of sales and occupancy	4,323,767	(1,228,502)	—			3,095,265

Gross profit	1,627,248	(350,336)	—			1,276,912

Selling and administrative expenses	1,124,551	(214,104)	—			910,447
Depreciation and amortization	163,629	(28,947)	—			134,682
Pre-opening expenses	8,778	(2,901)	—			5,877

Operating profit	330,290	(104,384)	—			225,906
Interest income (expense), net	(20,140)	804	2,632	(E	)	(18,312)
Equity in net loss of Barnes & Noble.com	(14,311)	—	—			(14,311)

Income before taxes and minority interest	295,839	(105,188)	2,632			193,283
Income taxes	120,554	(41,722)	1,073	(F	)	79,905

Income before minority interest	175,285	(63,466)	1,559			113,378
Minority interest	(23,432)	22,895	—			(537)

Income from continuing operations	$151,853	(40,571)	1,559			$112,841

Income from continuing operations per common share:
Basic	$2.30					$1.71
Diluted	$2.07					$1.60
Weighted average common shares outstanding
Basic	65,989,000					65,989,000
Diluted	77,105,000					77,105,000

BARNES & NOBLE, INC. AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statements of Operations
52 weeks ended February 1, 2003
(thousands of dollars, except per share data)
(unaudited)

		Adjustments to
		Reflect Discontinued
	Historical	Operations	Pro Forma
Sales	$5,269,335	(1,352,791)	$3,916,544
Cost of sales and occupancy	3,847,482	(1,084,564)	2,762,918

Gross profit	1,421,853	(268,227)	1,153,626

Selling and administrative expenses	973,495	(156,899)	816,596
Depreciation and amortization	148,691	(22,553)	126,138
Pre-opening expenses	10,227	(1,704)	8,523
Impairment charge	25,328	—	25,328

Operating profit	264,112	(87,071)	177,041
Interest income (expense), net	(21,506)	630	(22,136)
Equity in net loss of Barnes & Noble.com	(26,795)	—	(26,795)
Other expense	(16,498)	—	(16,498)

Income before taxes and minority interest	199,313	(87,701)	111,612
Income taxes	80,223	(35,297)	44,926

Income before minority interest	119,090	(52,404)	66,686
Minority interest	(19,142)	19,142	—

Income from continuing operations	$99,948	(33,262)	66,686

Income from continuing operations per common share:
Basic	$1.51		$1.00
Diluted	$1.39		$0.97
Weighted average common shares outstanding
Basic	66,362,000		66,362,000
Diluted	77,680,000		77,680,000

BARNES & NOBLE, INC. AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statements of Operations
52 weeks ended February 2, 2002
(thousands of dollars, except per share data)
(unaudited)

		Adjustments to
		Reflect Discontinued
	Historical	Operations	Pro Forma
Sales	$4,870,390	(1,121,398)	$3,748,992
Cost of sales and occupancy	3,559,201	(920,354)	2,638,847

Gross profit	1,311,189	(201,044)	1,110,145

Selling and administrative expenses	905,117	(136,102)	769,015
Legal settlement expense	4,500	—	4,500
Depreciation and amortization	147,826	(30,297)	117,529
Pre-opening expenses	7,959	(558)	7,401

Operating profit	245,787	(34,087)	211,700
Interest expense, net	(36,334)	(19,452)	(16,882)
Equity in net loss of Barnes & Noble.com	(88,378)	—	(88,378)
Other expense	(11,730)	—	(11,730)

Income before taxes and minority interest	109,345	(14,635)	94,710
Income taxes	45,378	(6,074)	39,304

Income before minority interest	63,967	(8,561)	55,406
Minority interest	—	—	—

Income from continuing operations	$63,967	(8,561)	$55,406

Income from continuing operations per common share:
Basic	$0.96		$0.83
Diluted	$0.94		$0.80
Weighted average common shares outstanding
Basic	66,393,000		66,393,000
Diluted	77,839,000		77,839,000

Adjustments to the July 31, 2004 Pro Forma Condensed Consolidated Balance Sheet of Barnes & Noble, Inc.

(A)	To reflect GameStop as a discontinued operation, including the reclassification of deferred income taxes and minority interest related to the Company’s investment in GameStop.

(B)	To reflect the Company’s sale of 6.1 million shares of GameStop Class B common Stock to GameStop in a combination of cash and an interest bearing note as if the transaction occurred on July 31, 2004, as follows (in millions);

Cash paid by GameStop to the Company on the date of the Stock Sale, representing an increase in Cash and a decrease in current assets of discontinued operations	$37.5
Cash used to pay down revolving credit facility of the Company	(12.4)

Net adjustment to Cash	$25.1

Portion of the note receivable presented as current, representing an increase in receivables, net and an increase in current liabilities of discontinued operations	$37.5
Portion of the note receivable presented as long-term, representing an increase in other noncurrent assets and an increase in noncurrent liabilities of discontinued operations	36.5

Note receivable by the Company (payable by GameStop) on the date of the Stock Sale	$74.0

(C)	To reflect the income tax adjustment related to the Stock Sale, as follows (in millions);

Current tax liability related to Stock Sale	$23.2
Deferred tax adjustment related to the utilization of net operating loss in connection with the Stock Sale	12.7
Deferred tax adjustment (decrease in noncurrent liabilities of discontinued operations) related to the Stock Sale	(21.5)

Total net tax adjustment related to Stock Sale	$14.4

(D)	To reflect the Spin-Off of GameStop and the related charge to shareholders’ equity of the Company in the amount of the net book value of GameStop (the discontinued operation) as reflected in the historical financial statements of the Company, as follows (in millions);

	Net Book Value Relating to Discontinued Operation
	Before Stock Sale	Impact of Stock Sale	After Stock Sale
Current assets	$372.6	$(37.5)	$335.1
Noncurrent assets	474.1	—	474.1
Current liabilities	(216.5)	(37.5)	(254.0)
Noncurrent liabilities	(85.6)	(36.5)	(122.1)
Minority interest	(205.2)	—	(205.2)

Net book value	$339.4	$(111.5)	227.9

Deferred tax adjustment (decrease in noncurrent liabilities of discontinued operation) related to Stock Sale - from C above			21.5

Net book value of GameStop distributed to shareholders in tax free Spin-Off			$249.4

Adjustments to Pro Forma Condensed Consolidated Statements of Operations of Barnes & Noble, Inc.

(E)	Interest income on note receivable from GameStop based on a rate of 5.5% per annum, as prescribed in the promissory note, and adjusted downward for scheduled pay downs of principal on the note receivable. No interest expense reduction has been assumed for the application of any of the proceeds to pay down debt outstanding during the periods presented.

(F)	Tax effect on interest income at the Company’s historical effective rate of 40.75%.